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                                                                      EXHIBIT 21

                    SUBSIDIARIES OF THE COMPANY

                                            STATE OR JURISDICTION
     SUBSIDIARIES                           OF ORGANIZATION

AUTOTRONIC SYSTEMS, INC.                     Delaware
BELVEX, INC.                                 Texas
BIG DIAMOND NUMBER 1, INC.                   Texas
BIG DIAMOND, INC.                            Texas
CANADIAN ULTRAMAR HOLDING CORP.              Canada
COLONNADE ASSURANCE LIMITED                  Bermuda
COLONNADE VERMONT INSURANCE COMPANY          Vermont
CORNER STORE MEXICO, S.A. DE C.V.            Mexico
CORPORATE CLAIMS MANAGEMENT, INC.            Texas
D-S MONT BELVIEU, INC.                       Texas
D-S SPLITTER, INC.                           Delaware
D-S SYSTEMS, INC.                            Delaware
D-S UNITED, INC.                             Delaware
D-S VENTURE COMPANY, L.L.C.                  Delaware
D-S WORLD ENERGY, INC.                       Delaware
D.S.E. PIPELINE COMPANY                      Delaware
DSRM NATIONAL BANK                           n/a
DIAMOND REFORMING, INC.                      Delaware
DIAMOND SECURITY SYSTEMS, INC.               Delaware
DIAMOND SHAMROCK ARIZONA, INC.               Delaware
DIAMOND SHAMROCK BOLIVIANA, LTD.             California
DIAMOND SHAMROCK LEASING, INC.               Delaware
DIAMOND SHAMROCK PIPELINE COMPANY            Delaware
DIAMOND SHAMROCK REFINING COMPANY, L.P.      Delaware
DIAMOND SHAMROCK REFINING AND MARKETING      Delaware
  COMPANY
DIAMOND SHAMROCK STATIONS, INC.              Delaware
DIAMOND SHAMROCK OF BOLIVIA, INC.            Delaware
EMERALD CORPORATION                          Delaware
EMERALD MARKETING, INC.                      Texas
EMERALD PIPE LINE CORPORATION                Delaware
INTEGRATED PRODUCT SYSTEMS, INC.             Delaware
KEMPCO PETROLEUM COMPANY                     Texas
NATIONAL CONVENIENCE STORES INCORPORATED     Delaware
NATIONAL MONEY ORDERS, INC.                  Texas
NORTH AMERICAN INTELECOM, INC.               Delaware
PETRO/CHEM ENVIRONMENTAL SERVICES, INC.      Delaware
PHOEBUS ENERGY LTD.                          Bermuda
SCHEPPS FOOD STORES, INC.                    Texas

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                                                            (Exhibit 21, cont.)


SEA EAGLE INSURANCE COMANY                   Hawaii
SERVIN SERVICIOS INTEGRALES, S.A. DE C.V.    Mexico
SHAMROCK VENTURES LTD.                       Bermuda
SIGMOR BEVERAGE, INC.                        Texas
SIGMOR CORPORATION                           Delaware
ULTRAMAR D.S., INC.                          Texas
SIGMOR PIPELINE COMPANY                      Texas
SKELLY-BELVIEU PIPELINE COMPANY, L.L.C.      Delaware
STOP N GO MARKETS OF GEORGIA, INC.           Georgia
STOP N GO MARKETS OF TEXAS, INC.             Texas
TEXAS SUPER DUPER MARKETS, INC.              Texas
TOC-DS COMPANY                               Delaware
THE SHAMROCK PIPE LINE CORPORATION           Delaware
ULTRAMAR CREDIT CORP.                        Canada
ULTRAMAR LTEe/ULTRAMAR LTD.                  Canada
ULTRAMAR SERVICES INC.                       Canada
WEST EMERALD PIPE LINE CORPORATION           Delaware
XCEL PRODUCTS COMPANY, INC.                  Texas
XRAL STORAGE AND TERMINALING COMPANY         Texas